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                                                                   Exhibit 10.12

                   1992 ONBANCORP DIRECTORS' STOCK OPTION PLAN

                            Adopted December 23, 1991

1.       Purpose

         The purpose of the 1992 ONBANCorp Directors' Stock Option Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in increased common stock ownership of non-employee Directors of the Company, and to encourage the highest level of performance by such directors by granting them non-qualified stock options to purchase common stock of the Company that will increase their proprietary interest in the Company's success and progress and their identification with the interests of the Company's stockholders.

2.       Definitions

         The following definitions shall apply for purposes of the Plan, unless a different meaning is plainly indicated by the context:

         (a)      Board means the Board of Directors of ONBANCorp, Inc.

         (b) Certificate means an official stock certificate evidencing ownership of one or more shares of ONBANCorp, Inc. Common Stock.

         (c) Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

         (d) Committee means the Compensation & Stock Option Committee of the Board.

         (e)      Company means ONBANCorp, Inc.

         (f) Disability means a condition of total incapacity, mental or physical, to engage in any substantial gainful activity which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent, is likely to result in death or has lasted, or can be expected to last, for a continuous period of at least twelve months.

         (g) Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with Paragraph 6(a).

         (h) Fair Market Value means, with respect to a Share on a specified date:

                  (i) the average of the high and low quoted sales prices on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal United States securities



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                           exchange on which the Shares are listed or admitted
                           to trading; or

                  (ii) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotation System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (iii) if Paragraphs 2(h)(i) and (ii) are not applicable, the Fair Market Value of a Share as the Committee may determine, taking into account, among other things, the difference between the market value and the book value of the shares of common stock of financial institutions comparable to the Company and the trend of the Company's earnings and its book capital account.

         (i) Non-Qualified Stock Option means a right to purchase Shares that is granted pursuant to section 6(b).

         (j)      ONBANCorp means ONBANCorp, Inc.

         (k)      Option means a Non-Qualified Stock Option.

         (l) Option Agreement means a written agreement which specifies the number of shares covered by the Option, specifies the Exercise Price, incorporates by reference the entire Plan, and contains such other terms and conditions not inconsistent with the Plan as the Committee may in its discretion prescribe.

         (m) Option Period means the period during which an Option may be exercised, determined in accordance with section 7.

         (n)      Plan means the 1992 ONBANCorp Directors' Stock Option Plan.

         (o) Retirement means the termination of a Directors' status as a Director as a result of:

                  (i) such Director having attained the maximum age limitation for a Director set forth in the Company's By-Laws;

                  (ii) such Director not being re-elected to the Board at the expiration of his/her term; or

                  (iii) such Director resigning voluntarily as a Director or at the request of the Board for any reason other than for cause.

         (p)      Share means a share of common stock of ONBANCorp.



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3.       Administration

         The Plan shall be administered by the Compensation and Stock Option Committee. The Committee shall have the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of Options made under the Plan. The Committee shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Treasurer or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

4.       Amount of Shares

         The Shares which may be issued and sold under the Plan will be the Common Stock (par value $1.00 per share) of the Company, of a total number not exceeding 100,000 shares, subject to adjustment as provided in Paragraph 8(c) below. The stock to be issued may be either authorized and unissued shares or issued Shares acquired by the Company. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options.

5.       Eligibility

         Each member of the Board of the Company who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 6 below. The adoption of this Plan shall be not deemed to give any director any right to be granted an option to purchase Common Stock of the Company, other than in accordance with the terms of this Plan.

6.       Terms and Conditions of Options

         Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

         (a) The Option Exercise Price shall be the Fair Market Value of the Shares subject to such Option on the date the Option is granted.



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         (b)      Each year, as of the date of the Annual Meeting of
                  Stockholders of the Company, each Non-Employee Director who has been elected or re-elected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting and who has not previously been granted Options pursuant to this Plan shall automatically receive an Option for 3,000 Shares.

         (c) Subject to the limitations of the Plan and the Option Agreement, an Option holder may, at any time during the Option Period, exercise his/her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be twenty (20), or, if less, the total number of Shares relating to the Option which are then available for purchase and the maximum number of Shares which may be purchased shall be limited by Paragraph 7(b). An Option holder shall exercise an Option to purchase Shares by:

                  (i) giving written notice to the Committee or its designate, in such form and manner as the Committee may prescribe, of his/her intent to exercise the Option;

                  (ii) delivering to the Committee or its designate full payment for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be prescribed in the Option Agreement.

Payment shall be made (1) in United States dollars in cash or by certified check, money order or bank draft drawn payable to the order of ONBANCorp, Inc., or (2) by delivering a certificate or certificates evidencing the Option holder's ownership in Shares valued at their Fair Market Value, or (3) through the withholding of Shares issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise or (4) by a combination of the methods set forth in (1), (2) and (3). ONBANCorp may also enter into any arrangement permitted under applicable laws (including Section 16(c) of the Securities Exchange Act of 1934) to permit the "cashless" exercise of any Option.

         (d) When the requirements of Paragraph 6(c) have been satisfied, the Committee or its designate shall take such action as is necessary to cause ONBANCorp to issue a Certificate evidencing the Option holder's ownership of such Shares. The person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such person on the stock transfer records of ONBANCorp, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under Paragraph 8(c).



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         (e)      Shares acquired in connection with the exercise of an Option shall not be assignable or transferable, other than by will or by the laws of descent and distribution, during any period which would cause such sale to be in violation of Section 16(b) of the Securities Exchange Act of 1934.

         (f) An Option by its terms shall not be assignable or transferable by the Option holder other than by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of the Option holder, only by the Option holder or his/her legally appointed guardian.

         (g) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable Federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or Federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

7.       Option Period

         (a) The Option Period during which any portion of an Option may be exercised shall commence one year after the date on which the Option is granted and shall expire on the earlier of:

                  (i) The last day of the one-year period commencing on the date of the Option holder's Retirement, death or Disability; or

                  (ii) The last day of the ten-year period commencing on the date on which the Option was first exercisable.

         (b) The Option shall become exercisable with respect to one-third (33-1/3%) of the total number of shares to the nearest whole Share of Common Stock covered by the Option beginning one year after the date on which the Option is granted; thereafter it shall become exercisable with respect to an additional one-third (33-1/3%) of the total number of shares to the nearest whole Share of Common Stock covered by the Option on each subsequent anniversary date of the grant of the Option until on the third anniversary date of the grant of the Option it shall become exercisable with respect to the total number of shares of Common Stock covered by the Option. In



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                  the event the Non-Employee Director ceases to be a
                  Non-Employee Director by reason of Retirement, death or Disability, all Options then held by such individual under this Plan shall then become immediately exercisable and shall expire as set forth in Paragraph 7(a).

8.       Amendments and Termination

         (a) Termination. Subject to Paragraph 8(d), the Board of Directors may suspend or terminate the Plan in whole or in part at any time prior to April 30, 2002 by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on April 30, 2002.

         (b) Amendment. Subject to Paragraph 8(d), the Board of Directors may amend or revise the Plan in whole or in part at any time; provided, however, that it shall not be amended more than once every six (6) months other than to comply with the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such laws, and further provided that, subject to Paragraph 8(c), the following amendments or revisions shall be subject to approval by the holders of at least a majority of the outstanding voting stock of ONBANCorp:

                  (i) an increase of more than ten percent (10%) in the number of Shares as to which Options may be granted;

                  (ii) a decrease in the Exercise Price for an Option previously granted;

                  (iii) an extension of the term of the Plan or an extension of the Option Period beyond the last day of the ten-year period commencing on the date on which the Option was fully exercisable for an Option previously granted;

                  (iv) any other amendment which would materially increase the benefits accruing to participants in the Plan within the meaning of Section 16b-3 of the Securities Exchange Act of 1934; and

                  (v) any change which requires an amendment of ONBANCorp's certificate of organization.



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(c)      Adjustments in the Event of Reorganization or Recapitalization.

                  (i) in the event of any merger, consolidation, or other business reorganization in which ONBANCorp is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the Shares held by each person who is then a holder of record of Shares, the Committee shall determine the appropriate adjustments, if any, to the maximum number of Shares with respect to which Options may be granted under the Plan, the number of Shares as to which Options have been granted under the Plan, and the Exercise Price therefor, if applicable, to preserve but not to increase the benefits under the Plan.

                  (ii) in the event of any merger, consolidation, or other business reorganization in which ONBANCorp is not the surviving entity:

                           (1) any Options granted under the Plan which remain outstanding may be cancelled by the Board upon written notice to each Option holder given at least 30 days in advance of the effective date of such merger, consolidation, business reorganization, liquidation or sale; and

                           (2) any Options which are not cancelled pursuant to Paragraph 8(c)(ii)(1) shall be adjusted in such manner as the Committee shall deem appropriate to account for such merger, consolidation or other business reorganization.

         (d) Consent of Grantee. No amendment, suspension or termination of the Plan shall be made that would materially adversely affect any grant previously made under the Plan without the prior written consent of the grantee.

9.       Miscellaneous Provisions

         (a) No Right to Continued Directorship. Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board of Directors or the Committee with respect to the Plan shall be held or construed to confer upon any Director any right to a continuation of his/her status as a Director of the Company. The Board and Shareholders reserve the right to terminate any Director or otherwise deal with any Director to the same extent as though the Plan had not been adopted.

         (b) Construction of Language. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may read as referring equally to the feminine or the neuter. Any reference to an article or section number shall refer to an article or section of this Plan, unless otherwise indicated.




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         (c)      Governing Law. The Plan shall be constructed and enforced in accordance with the laws of the State of Delaware, except to the extent that such laws are preempted by the Federal laws of the United States of America.

         (d) Headings. The headings of articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

         (e) Non-Alienation of Benefits. The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

         (f) Taxes. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Corporation shall have the right to require such person to pay the Corporation the amount of any tax which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

         (g) Notices. Any notice required or permitted to be given to a party under the Plan shall be deemed given if personally delivered or if mailed, postage pre-paid, by certified mail, return receipt requested, to the party at the address listed below, or at such other address as one such party may by written notice specify to the other:

                  (i)      If to the Committee:
                             ONBANCorp, Inc.
                             Attention: Treasurer of the Company
                             101 South Salina Street
                             P.O. Box 4983
                             Syracuse, New York  13221

                             or, if different, to ONBANCorp's then existing corporate headquarters;

                  (ii) If to an Option holder, to the Option holder's address as shown in the Company's personnel records.

         (h) Effective Date. The Plan shall become effective as of April 21, 1992 or such later date as the Board may determine, provided that the Company's stockholders shall have adopted the Plan at the Company's 1992 Annual Meeting of Stockholders.




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